UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2025

Regulus Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35670	26-4738379
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4224 Campus Point Court, Suite 210

San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 202-6300

(Registrant’s telephone number, include area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RGLS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 29, 2025, Regulus Therapeutics Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Novartis AG, a company limited by shares (Aktiengesellschafl) incorporated under the laws of Switzerland (“Parent”), and Redwood Merger Sub Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will conduct a cash tender offer (the “Offer”) to acquire all of the outstanding shares of the common stock, par value $0.001 per share (the “Shares”), of the Company, for (i) $7.00 in cash per Share, subject to any applicable withholding and without interest thereon (the “Closing Amount”), plus (ii) one contingent value right (each, a “CVR”) per Share, representing the right to receive one contingent payment of up to $7.00 in cash (the Closing Amount and one CVR, collectively, or any greater amount per Share that may be paid pursuant to the Offer, being hereinafter referred to as the “Offer Price”), subject to any applicable withholding and without interest thereon, upon the achievement of the milestone specified in, and on the other terms and subject to the other conditions set forth in, the CVR Agreement (as defined below). The Company’s Board of Directors (the “Board”) unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Offer and the Merger (as defined below), are advisable, fair to and in the best interests of the Company and its stockholders, (ii) adopted, approved and declared advisable the Merger Agreement and the transactions contemplated thereby in accordance with the Delaware General Corporation Law (the “DGCL”) and approved the execution and delivery by the Company of the Merger Agreement, the performance by the Company of its covenants and agreements contained in the Merger Agreement and the consummation of the Offer and the Merger and the other transactions contemplated by the Merger Agreement upon the terms and subject to the conditions contained therein, (iii) resolved that the Merger be effected pursuant to Section 251(h) of the DGCL and that the Merger be effected as soon as practicable following the date and time of the irrevocable acceptance for payment by Merger Sub of the Shares that have been validly tendered and not validly withdrawn pursuant to and subject to the conditions of the Offer (the “Acceptance Time”), and (iv) subject to the terms and conditions set forth in the Merger Agreement, recommended that the stockholders of the Company accept the Offer and tender their Shares to Merger Sub pursuant to the Offer.

The Offer, once commenced, will initially expire at one minute after 11:59 p.m., New York City time, on the twentieth business day following (and including the day of) the commencement of the Offer, subject to certain possible extensions on the terms set forth in the Merger Agreement (as such date and time may be so extended, the “Expiration Time”). If, as of the applicable Expiration Time, any of the conditions to the Offer (the “Offer Conditions”) as set forth on Annex A to the Merger Agreement have not been satisfied or waived by Parent or Merger Sub (if permitted by the Merger Agreement), then Merger Sub may (and if requested by the Company, shall, and Parent shall cause Merger Sub to) extend the Offer for one or more consecutive extension periods of up to 10 business days each (or any longer period as may be agreed in writing by Parent and the Company) in order to permit the satisfaction of the Offer Conditions, except that if the sole remaining unsatisfied Offer Condition is the Minimum Condition (as defined below), Merger Sub shall not be required to extend the Offer for more than three occasions of up to 10 business days each.

Merger Sub’s obligation to purchase the Shares validly tendered and not validly withdrawn pursuant to the Offer is subject to the satisfaction or waiver of customary conditions, including, among others, (i) any waiting period and extensions thereof applicable to the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), shall have expired or been terminated, (ii) there being validly tendered and not validly withdrawn in accordance with the terms of the Offer, and “received” by the “depository” for the Offer (as such terms are defined in Section 251(h) of the DGCL), immediately prior to the Expiration Time a number of Shares that, together with any Shares then owned by Parent, Merger Sub or any of their direct or indirect wholly owned subsidiaries, represents at least one more Share than 50% of the total number of all the outstanding Shares immediately prior to the Expiration Time (the “Minimum Condition”), (iii) the absence of any law or order that prohibits or otherwise prevents the consummation of the Offer, the acquisition of the Shares by Parent or Merger Sub or the Merger, or that has the effect of making the Offer or Merger illegal and the absence of certain other foreign antirust proceedings, (iv) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to certain materiality standards, (v) the Company’s compliance and performance in all material respects with its covenants and agreements contained in the Merger Agreement, and (vi) the absence of any Company Material Adverse Effect (as defined in the Merger Agreement), as well as other customary conditions set forth in Annex A to the Merger Agreement.

As soon as practicable following the consummation of the Offer, and in accordance with the Merger Agreement and the DGCL, at the Effective Time (as defined in the Merger Agreement), Merger Sub will merge with and into the Company (the “Merger”) pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation (the “Surviving Corporation”). At the Effective Time of the Merger, each Share that is issued and outstanding immediately prior to the Effective Time (other than Shares (i) owned by the Company, Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub, in each case, immediately prior to the Effective Time, (ii) irrevocably accepted for purchase pursuant to the Offer (“Accepted Shares”), or (iii) held by any stockholder who is entitled to demand and has properly and validly demanded their statutory right of appraisal of such Shares in accordance with, and in compliance in all respects with, Section 262 of the DGCL) will be cancelled and extinguished and automatically converted into the right to receive the Offer Price (including the CVR), without interest thereon and subject to any applicable withholding taxes (the “Merger Consideration”) pursuant to the Merger Agreement and the CVR Agreement.

Effective as of immediately prior to the Effective Time, each Company stock option to purchase Shares (each, a “Company Option”) that is outstanding and unexercised immediately prior to the Effective Time will, by virtue of the Merger automatically and without any action on the part of the Company, Parent or the holder thereof, be cancelled and terminated and converted into the right to receive from the Surviving Corporation the following:

•

With respect to each Company Option that has a per share exercise price that is less than the Closing Amount (each, an “In the Money Option”), (x) an amount in cash (without interest) equal to the product obtained by multiplying (I) the aggregate number of Shares underlying such In the Money Option immediately prior to the Effective Time by (II) an amount equal to the Closing Amount less the per share exercise price of such In the Money Option plus (y) one CVR with respect to each Share subject to such In the Money Option immediately prior to the Effective Time.

•

With respect to each Company Option that has a per share exercise price that is equal to or greater than the Closing Amount but less than $14.00 (each, an “Out of the Money Option”), one CVR with respect to each Share subject to such Out of the Money Option immediately prior to the Effective Time, and therefore may become entitled to receive, as of the date of the Milestone Payment (as defined below), an amount in cash (without interest), if any, equal to the product obtained by multiplying (I) the aggregate number of CVRs received in respect of such Out of the Money Option by (II) an amount equal to $14.00, less the per share exercise price of such Out of the Money Option (provided, that, if no Milestone Payments are made with respect to the CVRs under the terms of the CVR Agreement, then no payments will be made with respect to any Out of the Money Option).

•	Each Company Stock Option which has a per share exercise price that is equal to or greater than $14.00 will be cancelled without any consideration.

Effective as of immediately prior to the Effective Time, by virtue of the Merger automatically and without any action on the part of the Company, Parent, of the holder thereof:

•

Each Company restricted stock unit award that is, at the time of determination, subject to vesting or forfeiture conditions and that is not a PSU Award (as defined below) (each, an “RSU Award”) and that is outstanding immediately prior to the Effective Time will be cancelled and terminated and converted into the right to receive from the Surviving Corporation (x) an amount in cash (without interest) equal to the product obtained by multiplying (I) the aggregate number of Shares underlying such RSU Award immediately prior to the Effective Time by (II) the Closing Amount, plus (y) one CVR with respect to each Share subject to such RSU Award immediately prior to the Effective Time.

•

Each Company restricted stock unit award that is, at the time of grant, subject to performance-based and time-based vesting or forfeiture conditions (each, a “PSU Award”) that is outstanding immediately prior to the Effective Time will be cancelled and terminated and converted into the right to receive from the Surviving Corporation (x) an amount in cash (without interest) equal to the product obtained by multiplying (I) the aggregate number of Shares underlying such PSU Award immediately prior to the Effective Time by (II) the Closing Amount, plus (y) one CVR with respect to each such Share subject to such PSU Award immediately prior to the Effective Time.

At or following the Effective Time, holders of outstanding and unexercised Company Warrants (as defined in the Merger Agreement) shall be entitled to receive consideration in respect of each Company Share for which such Company Warrant is exercisable immediately prior to the Effective Time as follows:

•

With respect to each Company Warrant that has an exercise price less than the Closing Amount, (A) cash in an amount equal to the product obtained by multiplying (1) the aggregate number of Shares underlying such Company Warrant immediately prior to the Effective Time, by (2) an amount equal to (x) the Closing Amount, less (y) the exercise price payable per Share under such Company Warrant, plus (B) one CVR with respect to each Share subject to such Company Warrant immediately prior to the Effective Time, with such amounts payable in respect of the CVRs paid in accordance with the CVR Agreement.

•

With respect to each Company Warrant that has an exercise price equal to or greater than the Closing Amount, to the extent Milestone Payments are paid under the CVR Agreement, (A) cash in an amount equal to the product obtained by multiplying (1) the aggregate number of Shares underlying such Company Warrant immediately prior to the Effective Time, by (2) an amount equal to (x) $14.00 as of the Milestone Payment Date, less (y) the exercise price payable per Share under such Company Warrant.

The foregoing shall not apply to any holders of Company Warrants that elect to receive the Black Scholes Value (as defined in the applicable Company Warrants) in accordance with their Company Warrants or to any Company Warrant that has elected a cashless exercise of such Company Warrant prior to the Effective Time.

At the Effective Time, each share of Company Preferred Stock (as defined in the Merger Agreement) that is outstanding as of immediately prior to the Effective Time shall be canceled and extinguished and converted into the right to receive from the Surviving Corporation (A) an amount in cash (without interest) equal to the product obtained by multiplying (x) the aggregate number of Shares into which such shares of Company Preferred Stock are convertible immediately prior to the Effective Time, by (y) the Closing Amount; plus (B) one CVR with respect to each Share into which such shares of Company Preferred Stock are convertible immediately prior to the Effective Time.

The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to continue to conduct its business in the ordinary course and not to engage in certain specified transactions or activities without Parent’s prior consent, and that the parties will use reasonable best efforts to cause the Offer and the Merger to be consummated. In addition, subject to certain exceptions, the Company has agreed not to solicit, initiate, propose, knowingly encourage or knowingly facilitate, any inquiry, proposal or offer that constitutes, or could reasonably be expected to lead to, the submission or announcement of any acquisition proposals from third parties or take certain other restricted actions in connection therewith. Notwithstanding the foregoing, if the Company receives an acquisition proposal that did not result from a breach of the non-solicitation provisions of the Merger Agreement, and the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, that such proposal constitutes or is reasonably likely to be consummated in accordance with its terms and without undue delay, and is more favorable to the Company’s stockholders, from a financial point of view, than the Offer and the Merger (a “Superior Proposal” as further described and defined in the Merger Agreement), then the Company can participate in discussions and negotiations regarding such acquisition proposal if the failure to do so would be inconsistent with the Board’s fiduciary duties under applicable law, subject to the terms and conditions of the Merger Agreement.

The Merger Agreement also contains certain customary termination rights in favor of each of the Company and Parent, including the Company’s right, subject to certain limitations, to terminate the Merger Agreement in certain circumstances to accept a Superior Proposal and Parent’s right, subject to certain limitations, to terminate the Merger Agreement if the Board changes its recommendation that stockholders of the Company tender their Shares in the Offer (as further described in the Merger Agreement). In addition, either the Company or Parent may terminate the Merger Agreement if the Offer has not been consummated by July 29, 2026 (the “Termination Date”). Upon termination of the Merger Agreement under certain specified circumstances, the Company will be required to pay Parent a termination fee (the “Company Termination Fee”) of $27,293,938. Specifically, the Company Termination Fee is payable if: (i) the Merger Agreement is terminated in certain circumstances; (ii) prior to such termination (but after the date of the Merger Agreement) a bona fide proposal for an alternative acquisition transaction has been publicly disclosed or otherwise made to the Board and not publicly withdrawn (if made publicly) and (iii) within twelve (12) months of such termination, the Company subsequently consummates an alternative acquisition transaction or enters into a definitive agreement providing for an alternative acquisition transaction. The Company Termination Fee will also be payable if the Merger Agreement is terminated: (a) by Parent, if the Board, or any committee thereof, withholds, amends or qualifies or modifies, in each case, in a manner adverse to Parent or Merger Sub, its recommendation that the stockholders of the Company vote to adopt the Merger Agreement and approve the Merger or takes certain other actions that constitute a Company Board Recommendation Change under the Merger Agreement or (b) by the Company in order to enter into an agreement providing for an alternative acquisition transaction that constitutes a Superior Proposal. The Merger Agreement also provides that Parent will be required to pay a regulatory termination fee of $41,990,674 to the Company if the Merger Agreement is terminated by either Parent or the Company because the Acceptance Time has not occurred by the Termination Date, and as of termination, the conditions to the Offer related to the expiration or termination of the HSR waiting period or the absence of any law or order that prohibits consummation of the Offer or the Merger or that has the effect of making the Offer or Merger illegal is arising under any antitrust law has not be satisfied, and all other conditions to the Offer (other than those conditions that by their nature are to be satisfied at the Acceptance Time) have been satisfied or waived.

The foregoing description of the Merger Agreement and the transactions contemplated thereunder is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and which is incorporated herein by reference. The Merger Agreement and the foregoing description thereof have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and are also qualified in important part by a confidential disclosure schedule delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Contingent Value Rights Agreement

Pursuant to the Merger Agreement, as of or prior to the Acceptance Time, Parent and a rights agent (the “Rights Agent”) will enter into a CVR Agreement governing the terms of the CVRs issued in connection with the Merger (the “CVR Agreement”). The Rights Agent will maintain an up-to-date register of the holders of CVRs (the “Holders”). Holders shall not be permitted to transfer the CVRs (subject to certain limited exceptions as set forth in the CVR Agreement).

Each CVR represents the right to receive a cash payment in the amount of $7.00, without interest, subject to any applicable withholding taxes (such applicable payment, the “Milestone Payment”), conditioned upon the achievement by Parent (or any of its affiliates, licensees, successor, assignees, or transferees) of the approval of the United States Food and Drug Administration of a new drug application for any pharmaceutical compound that contains the chemically modified oligonucleotide inhibiting microRNA-17 (miR-17), known as farabursen (RGLS 8429) for the treatment of autosomal dominant polycystic kidney disease in human patients by December 31, 2034 (the “Milestone”).

Parent (directly or through its affiliates) is obligated to use certain specified commercially reasonable efforts to achieve the Milestone until the earlier of achievement of the Milestone and December 31, 2034. There can be no assurance that the Milestone will be achieved or that the Milestone Payment will be made. The foregoing description of the form of CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the form of CVR Agreement, a copy of which is included as an annex to the Merger Agreement filed as Exhibit 2.1 to this Report and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

In addition, on April 29, 2025 the Board approved the following actions relating to compensatory arrangements with the Company’s named executive officers:

Amendments to Employment Agreements

The Board approved entering into (1) an amendment to the employment agreement with Joseph Hagan, the Company’s Chief Executive Officer (the “CEO Amendment”) and (2) an amendment to the employment agreements with each of the Company’s other named executive officers (collectively with Mr. Hagan, the “NEOs”): Christopher Aker, the Company’s Senior Vice President and General Counsel and Crispina Calsada, the Company’s Chief Financial Officer (collectively, the “NEO Amendments”).

The CEO Amendment and the NEO Amendments made the following material changes to the employment agreements:

•

The NEOs will be eligible to receive the severance benefits as set forth in their applicable employment agreements following a termination of employment without “cause” or for “good reason” (as such terms are defined in the NEO employment agreements) that occurs in the one month period immediately preceding or the 24 months following (rather than 12 months following) a change in control of the Company (the “Change in Control Protection Period”).

•

Pursuant to the CEO Amendment, upon a qualifying termination during the Change in Control Protection Period, Mr. Hagan will receive a lump sum payment equivalent to one and one-half times (1.5x) his annual target bonus (rather than 1x) for the year in which termination occurs.

Transaction Bonuses

The Board approved transaction bonuses for certain key employees of the Company, including the NEOs as follows: (i) Mr. Hagan, $750,000; and (ii) each of Mr. Aker and Ms. Calsada, $350,000 (collectively, the “Transaction Bonuses”). The Transaction Bonuses will be paid upon the closing of the Merger, subject to the NEO’s continued employment with the Company through such date.

Item 8.01	Other Events.

Press Release

On April 30, 2025, the Company issued a press release regarding the execution of the Merger Agreement. A copy of such press release has been furnished herewith as Exhibit 99.1 to this Report and is incorporated herein by reference.

Additional Information and Where to Find It

The tender offer described above has not yet commenced. This communication is not an offer to buy nor a solicitation of an offer to sell any securities of the Company. The solicitation and the offer to buy shares of the Company common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent and Merger Sub intend to file with the SEC. In addition, the Company will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors will be able to obtain a free copy of these materials and other documents filed by Parent, Merger Sub and the Company with the SEC at the website maintained by the SEC at www.sec.gov or by directing a request for such materials and other documents to the information agent for the offer, which will be named in the tender offer statement. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by the Company under the “Investors” section of the Company’s website at https://ir.regulusrx.com/. Further risks and uncertainties that could cause actual results to differ materially from the results anticipated by the forward-looking statements are detailed from time to time in the Company’s periodic reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. These filings, when available, are available on the investor relations section of the Company’s website mentioned above or on the SEC’s website at https://www.sec.gov.

INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND ANY AMENDMENTS THERETO, THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES INTO THE TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Forward-Looking Statements

The statements included above that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to: statements regarding beliefs about the potential benefits of the transaction; the planned completion and timing of the transactions contemplated by the Merger Agreement or the CVR Agreement; and the prospective performance and outlook of the Surviving Company’s business, performance, and opportunities. Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing and completion of the tender offer and the Merger; uncertainties as to the percentage of the Company stockholders tendering their shares in the tender offer; the possibility that competing offers will be made; the possibility that various closing conditions for the tender offer or the Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable regulatory and/or governmental entities (or any conditions, limitations or restrictions placed on such approvals); risks relating to the Company’s liquidity during the pendency of the tender offer and the Merger or in the event of a termination of the Merger Agreement; risks that the Milestone related to the CVR is not achieved; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; risks related to diverting management’s attention from the Company’s ongoing business operations; the risk that stockholder litigation in connection with the transactions contemplated by the Merger Agreement may result in significant costs of defense, indemnification and liability; the risk that the approach the Company is taking to discover and develop drugs is novel and may never lead to marketable products; preliminary or topline results are based on a preliminary analysis of key efficacy and safety data, and such data may change following a more comprehensive review of the data related to the clinical trial and may not be indicative of future results; an Accelerated Approval pathway designation may not be received, or even if it is received, lead to a faster development, regulatory review or approval process, and does not increase the likelihood that farabursen will receive marketing approval; the Company’s clinical development strategy may change; the risk that preclinical and clinical studies may not be successful; risks related to regulatory review and approval; risks related to the Company’s reliance on third-party collaborators and other third parties; risks related to intellectual property; risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics; the risk that additional data may be negative; and risks related to the Company’s ability to successfully secure and deploy capital; and other risks and uncertainties pertaining to the Company’s business, including the risks and uncertainties detailed in the Company’s public periodic filings with the SEC, as well as the tender offer materials to be filed by Parent and Merger Sub and the solicitation/recommendation statement on Schedule 14D-9 to be filed by the Company in connection with the tender offer.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update these statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of April 29, 2025, by and among Regulus Therapeutics Inc., Novartis AG, and Redwood Merger Sub Inc.

99.1	Press Release, dated April 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain annexes and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted annexes and schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any annexes or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2025

Regulus Therapeutics Inc.

By:	/s/ Joseph Hagan
Name:	Joseph Hagan
Title:	Chief Executive Officer